UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

          Date of Report (Date of earliest event reported): November 12, 2003
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                            MARCONI CORPORATION PLC

            (Exact name of registrant as specified in its charter)

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England and Wales               33-12430                    xxx
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



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Item No. 5    Press release dated 12 November, 2003 - Sale of Interest

                                                                Press enquiries:
                     Joe Kelly, tel: 0207 306 1771; email: joe.kelly@marconi.com
                   David Beck, tel: 0207 306 1490; email: david.beck@marconi.com

                                                             Investor enquiries:
             Heather Green, tel: 0207 306 1735; email: heather.green@marconi.com

                            Marconi Corporation plc
                  SALE OF INTEREST IN CONFIRMANT JOINT VENTURE

LONDON - November 12, 2003 - Marconi Corporation plc (London: MONI and Nasdaq:
MRCIY) today announces that it has sold its 50 percent interest in Confirmant Limited for over GBP4 million in cash to Oxford GlycoSciences, a wholly owned subsidiary of Celltech Group plc. Confirmant is a joint venture set up by Marconi and Oxford GlycoSciences in June 2001. The purchase price represents an apportionment of Confirmant's available cash resources between Marconi and Oxford GlycoSciences.

Marconi will pay the gross cash proceeds into the Mandatory Redemption Escrow Account and the cash will be used, in due course, to fund a further partial redemption of the Group's Junior Notes. Mike Parton, chief executive, said: "In addition to the cash proceeds we will receive for disposing of our interest in what is a non-core joint venture, we eliminate an annual non-cash loss to the Group of some GBP5 million."

ENDS/...

About the Mandatory Redemption Escrow Account (MREA)
When the balance of the MREA reaches US$30 million, this triggers a mandatory partial redemption of Marconi's Junior Notes at 110 per cent of par value.

About Marconi Corporation plc
Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and Nasdaq under the symbol MRCIY. Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2003 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This press release contains forward-looking statements with respect to products, partners, customers, future growth and other matters. Please refer to the Form 20-F report and Form 6-K reports filed by Marconi Corporation plc with the United States Securities and Exchange Commission for a discussion of risks that could cause actual results to differ materially from such statements.




END

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: November 12, 2003